UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 5, 2016

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2016, the Board of Directors (the “Board”) of Ascena Retail Group, Inc. (the “Company”) appointed Linda Yaccarino to the Board as a member of the class of directors whose terms of office expire at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Class”). Following Ms. Yaccarino’s appointment, the 2018 Class consists of three directors.

On October 11, 2016, the Company issued a press release announcing Ms. Yaccarino’s appointment to the Board, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

Majority Independent Board

Following Ms. Yaccarino’s appointment to the Board, the Board has affirmatively determined that a majority of the Company’s directors are independent. They are Katie J. Bayne, Kate Buggeln, Randy L. Pearce, Carl Rubin and Linda Yaccarino.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

99.1	Press Release dated October 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: October 11, 2016	By:	/s/ Ernest LaPorte
Name: Ernest LaPorte
Title: Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release dated October 11, 2016.